UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21691

Adirondack Funds

(Exact name of registrant as specified in charter)

26 Vly Road, Albany, NY  12205

(Address of principal executive offices)

(Zip code)

Gregory A. Roeder, Adirondack Research and Management, Inc.

26 Vly Road, Albany, NY  12205

(Name and address of agent for service)

Copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant's telephone number, including area code: (518) 690-0470

Date of fiscal year end: March 31

Date of reporting period: September 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Adirondack Small Cap Fund

SEMI-ANNUAL REPORT

SEPTEMBER 30, 2008

November 28, 2008

Dear Fellow Shareholder:

The world is facing an extraordinary difficult set of economic challenges.  Fears of a long and difficult recession appear to be already priced in the stock and debt markets. Equity portfolio’s are down in the range of 35% - 45% in this country (YTD) and down considerably more in emerging markets. Normally safe and reliable asset classes like investment grade bonds have not been spared. Year to date, they are down about 10%. Other than U.S. treasuries, there has been no place to hide.  It takes great courage to buy when the crowd is headed for the exits. Yet we all know from history that exceptional opportunities are often found during turbulent times. Near term challenges aside, there’s much to be optimistic about. The United States of America is unmatched when it comes to rewarding hard work and ingenuity. Because of this, the U.S. will continue to lead the world in the advancement of Science and Technology and thereby remain haven for inventors and capital providers alike. It will take some time but we will work through the imbalances created by easy credit and emerge stronger.

In small caps, we are seeing prices for some stocks that simply defy logic. Companies with good balance sheets and attractive long term prospects are trading for less than book value and in some cases close to the net cash per share on their balance sheets. Recent Hedge Fund liquidations have placed an inordinate amount of pressure on the stocks of small and mid-sized companies. Furey Research Partners recently released data based on 82 years of U.S. small cap market history.  They noted that the year-to-date Russell 2000 decline of 49.7% (thru 11/20/2008) was tied with 1931 as the worst year ever. Furey presents an argument that the worst could now be behind small-caps as he notes that the years immediately following the only 40%+ declines in history (1931 & 1937) were unusually strong.     With most of the fund’s holdings currently trading below book value and less than ten times trailing twelve month earnings, we feel we are well positioned for a market recovery.

At the close of September, the Adirondack Small Cap fund was down 16.9% from the beginning of 2008.  Since September the fund and the market have declined considerably. As we write this letter (close of business November 28th 2008) the fund is down 40.2% YTD compared to a 36.8% decline for the Lipper Small Cap Value average and a 33.0% decline for the Russell 2000 Value index.  These results are clearly disappointing. However, we remain steadfast in the belief that our investment process adds value.  We look forward to the next several quarters to demonstrate our case.

26 Vly Road • Albany, NY 12205 • (518) 690-0470

September 30, 2008 Performance Summary
	Cumulative Return Since Inception (04/06/05)	Avg. Annualized Return Since Inception (04/06/05)	3yr 09/30/05- 9/30/08	1yr 10/01/07-9/30/08
The Adirondack Small Cap Fund	8.1%	2.3%	-2.5%	-20.3%
Russell 2000® Value Index	14.7%	4.0%	6.1%	-12.3%

The Fund commenced operation on April 6, 2005.  This data reflects past performance Total return measures aggregate change.  Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions. Please consider the investment objectives, risks and charges and expenses of The Adirondack Small Cap Fund before investing.  For a prospectus containing detail on risks, fees and expenses, please call 1-888-686-2729.  Read it carefully before you invest.  Current performance may be lower or higher than the performance data quoted.  For performance information current to the most recent month-end, please call 1-888-686-2729.

The Fund finished September with equity positions and representation in all of the major economic sectors. The Fund’s top ten holdings represented 29.3% of Fund assets with no single equity holding comprising more than 3.3%. Relative to the Index, the Fund is overweight Technology and Healthcare stocks. Notable underweights continue to include Energy and Financials.

As fellow shareholders we understand your concerns about the recent crisis. We are doing our best to respond to the unfolding economic events in a rational, levelheaded fashion. Our goals nevertheless remain consistent. That is to construct a portfolio of out-of-favor small caps with better risk/reward characteristics’ than the index. Once again, we are honored that you have chosen The Adirondack Small Cap Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit our website at www.adirondackfunds.com. As always, if you have any questions please don’t hesitate to call us at (518) 690-0470.

Sincerely,

Matt Reiner, CFA

Greg Roeder, CFA

Portfolio Manager

Portfolio Manager

mreiner@adirondackfunds.com

groeder@adirondackfunds.com

26 Vly Road • Albany, NY 12205 • (518) 690-0470

THE ADIRONDACK SMALL CAP FUND

GRAPHICAL ILLUSTRATION (Unaudited)

September 30, 2008

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of net assets.

	The Adirondack Small Cap Fund
	Schedule of Investments
	September 30, 2008 (Unaudited)

Shares		Value

COMMON STOCKS - 85.18%

Accident & Health Insurance - 1.03%
25,000	Conseco, Inc. *	$ 88,000

Air-Conditioning & Warm Air Heating Equipment - 2.94%
10,000	Tecumseh Products Co. Class A *	250,400

Aircraft Parts & Auxiliary Equipment - 0.95%
4,000	Hawk Corp. *	80,520

Beverage-Soft Drinks - 1.46%
6,000	PepsiAmericas, Inc.	124,320

Biotechnology Research & Products - 2.02%
61,000	Trinity Biotech plc. (Ireland) *	172,020

Broadcasting And Cable TV - 0.32%
70,936	Spanish Broadcasting System, Inc. Class A *	26,956

Communications Technology - 0.31%
54,093	NMS Communications Corp. *	26,506

Computer Communications Equipment - 2.60%
95,000	3Com Corp. *	221,350

Computer Services Software & System - 4.60%
14,000	Skillsoft Public Limited Co. ADR *	146,440
60,000	Sumtotal Systems, Inc. *	245,400
		391,840
Computer Technology - 1.41%
6,900	Perot Systems Corp. Class A *	119,715

Container & Package-Metal & Glass - 1.96%
7,500	Crown Holdings, Inc. *	166,575

Drugs & Pharmaceuticals - 2.02%
18,000	King Pharmaceuticals, Inc. *	172,440

Electric Services - 6.27%
35,000	Dynegy, Inc. *	125,300
18,500	PNM Resources, Inc.	189,440
7,504	Unisource Energy Corp.	219,042
		533,782
Entertainment - 1.11%
3,000	Dreamworks Animation Skg, Inc. Class A *	94,350

Financial Data Process Services - 1.92%
38,085	BGC Partners, Inc.	163,385

Financial Miscellaneous - 2.69%
25,980	PMA Capital Corp. Class A *	229,144

Fire, Marine & Casualty Insurance - 3.10%
16,000	Montpelier Re Holdings Ltd. (Bermuda)	264,160

Gold And Silver Ores - 0.14%
8,000	Coeur D'Alene Mines Corp. *	12,240

Health Services - 3.21%
26,400	Cardiac Science Corp. *	273,504

Home Health Care - 1.94%
126,810	Hooper Holmes, Inc. *	164,853

Instruments For Measuring & Testing Of Electricity & Electronic Signals - 1.73%
20,003	Ixia *	147,422

Life Insurance - 1.01%
10,000	Genworth Financial, Inc.	86,100

Medical & Dental Instruments & Supply - 1.35%
15,500	Vascular Solutions, Inc. *	115,165

Miscellaneous Chemical Products - 1.90%
4,500	WD-40 Co.	161,685

Printed Circuit Boards - 4.40%
42,000	DDI Corp. *	218,400
112,000	Sanmina-Sci Corp. *	156,800
		375,200
Publishing-Newspapers - 2.18%
38,000	Journal Communications, Inc. Class A	185,440

Retail-Grocery Stores - 3.34%
12,454	Ingles Markets, Inc. Class A	284,325

Retail-Women's Clothing Stores - 0.23%
2,600	Christopher & Banks Corp.	19,942

Radio & TV Broadcasting & Communications Equipment - 4.05%
32,610	Endwave Corp. *	165,659
18,600	Seachange International, Inc. *	179,676
		345,335
Radio Broadcasting Stations - 2.23%
18,000	Cox Radio, Inc. Class A *	190,080

Semiconductors & Related Devices - 1.13%
51,000	AXT, Inc. *	95,880

Services Amusements & Recreation Services - 2.67%
20,000	Warner Music Group Corp. *	152,000
136,596	Westwood One, Inc. *	75,128
		227,128
Services-Computer Integrated Systems Design - 0.35%
4,000	Tier Technologies, Inc. *	29,440

Services-Computer Processing & Data Preparation - 1.66%
65,454	IPass, Inc. *	141,381

Services Computer Programming Services - 2.71%
8,000	I2 Technologies, Inc. *	107,920
24,240	Realnetwork, Inc. *	123,139
		231,059
Sporting & Athletic Goods, NEC - 1.58%
45,004	Cybex International, Inc. *	135,012

Sugar & Confectionery Products - 1.73%
5,100	Tootsie Roll Industries, Inc.	147,441

Surety Insurance - 3.95%
16,000	Assured Guaranty Ltd. (Bermuda)	260,160
6,000	Old Republic International, Corp. *	76,500
		336,660
Surgical & Medical Instruments & Apparatus - 2.78%
15,014	Angiodynamics, Inc. *	237,221

Television Broadcasting Stations - 2.22%
39,500	Gray Television, Inc.	67,940
24,000	Sinclair Broadcast Group, Inc. Group A	120,960
		188,900

TOTAL FOR COMMON STOCKS (Cost $8,903,962) - 85.18%		$ 7,256,876

CORPORATE BONDS - 5.38%
3,561	AMR Corp. 7.875% 07/31/39	53,415
16,000	Delphil Financial Group 7.376%	230,400
12,400	Phoenix Companies 7.65%	174,592
TOTAL FOR CORPORATE BONDS (Cost $503,901)		458,407

SHORT-TERM INVESTMENTS - 9.33%
794,625	Huntington U.S. Treasury Money Market IV 1.04% **	794,625

TOTAL SHORT-TERM INVESTMENTS (Cost $794,625)		794,625

TOTAL INVESTMENTS (Cost $10,202,488) - 99.89%		8,509,908

ASSETS IN EXCESS OF OTHER LIABILITIES - 0.11%		9,554

NET ASSETS - 100.00%		$ 8,519,462

* Non-income producing securities during the period.

ADR - American Depository Receipt

** Variable rate security; the coupon rate shown represents the yield at September 30, 2008.

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Statement of Assets and Liabilities
September 30, 2008 (Unaudited)

Assets:
Investments in Securities, at Value (Cost $10,202,488)	$ 8,509,908
Cash	8,097
Receivables:
Securities Sold	15,339
Due From Advisor	1,157
Dividends and Interest	14,403
Prepaid Expenses	4,513
Total Assets	8,553,417
Liabilities:
Securities Purchased	15,247
Accrued Management Fees	8,633
Accrued Expenses	10,075
Total Liabilities	33,955

Net Assets	$ 8,519,462

Net Assets Consist of:
Paid In Capital	$ 9,710,877
Accumulated Undistributed Net Investment Loss	(17,339)
Accumulated Undistributed Realized Gain on Investments	518,506
Unrealized Depreciation in Value of Investments	(1,692,582)
Net Assets, for 858,648 Shares Outstanding	$ 8,519,462

Net Asset Value Per Share	$ 9.92

Minimum Redemption Price Per Share ($9.92 * 0.99) Note 4	$ 9.82

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Statement of Operations
For the six months ended September 30, 2008 (Unaudited)

Investment Income:
Dividends	$ 57,997
Interest	2,183
Total Investment Income	60,180

Expenses:
Advisory Fees (Note 3)	56,999
Transfer Agent Fees	14,349
Legal Fees	6,561
Custodian Fees	3,401
Auditing Fees	6,967
Trustee Fees	802
Miscellaneous Fees	747
Insurance Fees	472
Registration Fees	441
Printing & Mailing Fees	88
Total Expenses	90,827
Advisory Fees Waived (Note 3)	(13,308)
Net Expenses	77,519

Net Investment Loss	(17,339)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	321,825
Net Change in Unrealized Depreciation on Investments	(1,236,159)
Realized and Unrealized Gain (Loss) on Investments	(914,334)

Net Decrease in Net Assets Resulting from Operations	$ (931,673)

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	9/30/2008	3/31/2008
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (17,339)	$ (58,992)
Net Realized Gain on Investments	321,825	326,210
Unrealized (Depreciation) Investments	(1,236,159)	(1,575,653)
Net (Decrease) in Net Assets Resulting from Operations	(931,673)	(1,308,435)

Distributions to Shareholders: (Note 7)
Net Investment Income	-	-
Realized Gains	-	(754,289)
Total Dividends and Distributions Paid to Shareholders	-	(754,289)

Capital Share Transactions (Note 4)	653,145	1,154,993

Total Increase (Decrease) in Net Assets	(278,528)	(907,731)

Net Assets:
Beginning of Year	8,797,990	9,705,721

End of Year (Including Undistributed Net Investment Income (Loss) of
$(17,339) and $0, respectively)	$ 8,519,462	$ 8,797,990

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months
	Ended		Years Ended		Period Ended
	9/30/2008		3/31/2008	3/31/2007	3/31/2006 †

Net Asset Value, at Beginning of Year	$ 11.01		$ 13.75	$ 12.35	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	(0.02)		(0.08)	(0.02)	(0.08)
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.06)		(1.65)	1.47	2.43
Total from Investment Operations	(1.08)		(1.73)	1.45	2.35

Distributions:
Net Investment Income	-		-	-	-
Realized Gains	-		(1.01)	(0.05)	-
Total from Distributions	-		(1.01)	(0.05)	-

Net Asset Value, at End of Year	$ 9.93		$ 11.01	$ 13.75	$ 12.35

Total Return **	(9.90)%		(13.08)%	11.78%	23.50%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 8,519		$ 8,798	$ 9,706	$ 8,881
Ratio of Expenses to Average Net Assets
Before Waivers	2.00%	***	1.99%	2.04%	2.50%	***
After Waivers	1.70%	***	1.70%	1.70%	1.70%	***
Ratio of Net Investment Income (Loss) to Average Net Assets
Before Waivers	(0.80)%	***	(0.90)%	(0.52)%	(1.46)%	***
After Waivers	(0.45)%	***	(0.62)%	(0.18)%	(0.66)%	***
Portfolio Turnover	30.16%		87.74%	76.83%	21.94%

† Commencement of Operations April 6, 2005.
* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** Annualized
The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2008 (Unaudited)

Note 1. Organization

The Adirondack Small Cap Fund (the “Fund”), is a diversified series of Adirondack Funds (the “Trust”), an open-end investment company that was organized as an Ohio business trust on December 8, 2004.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund is the only series currently authorized by the Board of Trustees. The Fund commenced investment operations April 6, 2005. The Fund’s investment objective is long-term capital appreciation. The Fund’s principal investment strategy is to invest in a diversified portfolio of equity securities of small capitalization companies that the Fund’s investment adviser, Adirondack Research & Management, Inc. (the “Advisor”), believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuations: Equity securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by a pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by a pricing service at its last bid price.  When market quotations are not readily available from a pricing service, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, when restricted or illiquid securities are being valued, or when an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, such securities are fair valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by a pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, when restricted or illiquid securities are being valued, or when an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets,

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2008 (Unaudited)

exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The Board of Trustees annually reviews and approves the use of the pricing services.  The Board will initially approve and annually reapprove use of a pricing service if it is satisfied that use of the pricing service will result in the accurate valuation of Fund securities.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Financial futures contracts: The Fund invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing securities markets or interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the change in daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Federal Income Taxes:  The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2008 (Unaudited)

accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

expenses during the year. Actual results could differ from these estimates.

Note 3. Investment Management Agreement

The Fund has a management agreement (the “Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. Gregory A. Roeder, Louis Morizio and Matthew Reiner, each a Trustee and/or an officer of the Fund, are the shareholders of the Advisor. Under the Agreement the Advisor earns a monthly fee from the Fund at the annual rate of 1.25% of the Fund’s average daily net assets.  The Advisor has agreed to waive its management fee and/or reimburse expenses to the extent that the Fund’s total annual operating expenses exceed 1.70% until July 31, 2009. The Advisor’s obligation to reimburse expenses excludes brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary expenses, and costs of acquired funds.  Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three fiscal years following the fiscal year in which the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees.  For the six months ended September 30, 2008 the Advisor earned advisory fees of $56,999, of which $13,308 was waived.  The Fund owed the Advisor $8,633 as of September 30, 2008.

As of September 30, 2008 the following is subject to repayment by the Fund to the Advisor:

Fiscal Year Ended	Recoverable Through	Fund
March 31, 2006	March 31, 2009	$32,926
March 31, 2007	March 31, 2010	$29,418
March 31, 2008	March 31, 2011	$26,587

Note 4. Capital Share Transactions

The Fund is authorized to issue an unlimited number of no par value shares of separate series.  The total paid-in capital was $9,710,877 as of September 30, 2008.  Transactions in capital for the six months ended September 30, 2008, and the fiscal year ended March 31, 2008 were as follows:

	September 30, 2008		March 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	76,893	$845,201	174,592	$2,176,020
Shares reinvested	-	-	63,707	754,289
Shares redeemed	(17,631)	(192,056)	(144,543)	(1,775,316)
Net increase (decrease)	59,262	$653,145	93,756	$1,154,993

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2008 (Unaudited)

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 1.00% of the net asset value of the Fund shares redeemed within 30 days after their purchase.  For the six months ended September 30, 2008 no redemption fees were collected by the Fund from shareholder transactions.

Note 5. Investment Transactions

For the six months ended September 30, 2008, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $2,896,861 and $2,548,241 respectively.

Note 6. Tax Matters

For Federal income tax purposes, the cost of investments owned at September 30, 2008 was $10,202,488 including short-term investments.

At September 30, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation	Net Appreciation ( Depreciation)
$552,907	($2,245,489)	($1,692,582)

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Value
Undistributed capital gain	$518,506
Unrealized depreciation on investments	(1,692,582)

The tax character of distributions paid during the six months ended September 30, 2008.

Value
Short Term Capital Gain	$ -
Long Term Capital Gain	-
$ -

Note 7. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of September 30, 2008, Charles Schwab & Co. for the benefit of its customers owned over 60% of the Fund.  The Schwab account is an omnibus account for the benefit of individual investors.  Substantially all of this account (60% of the Fund) is owned by clients of the Berkshire Bank Company.  Berkshire Bank has discretionary authority over its client’s assets and therefore Berkshire Bank may deem to beneficially own the shares of the Fund and indirectly control the Fund.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2008 (Unaudited)

Note 8. New Accounting Pronouncements

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 - Accounting for Uncertainty in Income Taxes on April 1, 2007. FASB Interpretation No. 48 requires the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard that, based on their technical merits, they have a more than fifty percent likelihood of being sustained upon examination. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Fund upon selling an asset or paid by the Fund to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that prioritizes the assumptions, also known as "inputs," to valuation techniques used by market participants to measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the lowest priority given to Level 3: Level 1 -  quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The following is a summary of the inputs used as of September 30, 2008 in valuing the Fund's assets carried at fair value:

                                                                              Investments                  Other Financial

Valuation Inputs:                                                  In Securities                     Instruments

Level 1 – Quoted Prices                                          $8,509,908                        $         -

Level 2 – Significant Other Observable Inputs                       -                                    -

Level 3 – Significant Unobservable Inputs                             -                                    -

Total                                                                        $8,509,908                         $         -

The Adirondack Small Cap Fund
Expense Illustration
September 30, 2008 (Unaudited)

Expense Example

As a shareholder of The Adirondack Small Cap Fund, you incur ongoing costs which typically consist of: (1) mnagement fees, custody fees, transfer agent fees, and other Fund expenses and (2) potential redemption fees for redemption of shares within 30 days of purchase. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2008 through September 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the 1.00% redemption fee imposed on redemptions within 30 days of purchase.  Therefore, the second line of the table is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds.  If the transactional costs were included where applicable, your costs may be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	April 1, 2008	September 30, 2008	April 1, 2008 through September 30, 2008

Actual	$1,000.00	$901.00	$8.08
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,016.50	$8.57

* Expenses are equal to the Fund's annualized expense ratio of 1.70%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION

September 30, 2008 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-686-2729, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 686-2729 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 686-2729 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal - The next order of business was the proposed renewal of the Management Agreement between the Trust and the Advisor, a copy of which had previously been supplied to the Trustees for their review.

As to the nature, extent and quality of the services provided by the Advisor to the Fund, the Trustees considered that, under the terms of the Management Agreement, the Advisor would, subject to the supervision of the Board of Trustees of the Trust, provide or arrange to be provided to the Fund such investment advice as the Advisor in its discretion deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objective and policies.  Mr. Reiner indicated that there were no material changes to the operations of the Advisor or in the Advisor's corporate structure.  The Trustees concluded that the Advisor had provided quality services to the Fund.

The Board reviewed the performance of the Fund during the period from April 6, 2005 (the inception date of the Fund) through the close of the Trust's second fiscal year on March 31, 2008.  The Trustees reviewed the Trust performance relative to the appropriate peer groups and indexes and concluded that the return for 2008 fiscal year and since inception compared favorably to Peer Group averages and to the returns of the relevant benchmark indexes.  It was the consensus of the Board that the Fund's performance, particularly in light of the Fund's stated strategy and low volatility.

As to comparative fee and expense, the Trustees considered the management fee paid by the Fund and compared that fee to management fees paid by funds in the Peer Group, as well as total expense ratios.   The funds in the Peer Group consisted of actively managed small cap funds.  According to the Morningstar database, the average expense ratio of open-end, actively managed, small-cap funds with less than $50 million in net assets was 1.57%, slightly below the Fund's capped expense ratio of 1.70% (the expense ratio would have been 1.99% if the Advisor had not waived a portion of its management fee).  The average expense ratio for all small-cap actively managed funds according to Morningstar was 1.29% as of May 2008. It was the consensus of the Trustees that the fees were reasonable.

THE ADIRONDACK SMALL CAP FUND

As to the costs of the services to be provided and the profits to be realized by the Advisor, the Trustees reviewed the Advisor's estimates of its profitability and its financial condition.  The Adivors financial condition is stable as additional accounts have contributed to higher revenues.  The Trustees agreed that the contract with the Advisor was not overly profitable to the Advisor and the financial condition of the Advisor was adequate.  The Trustees noted that the Advisor has no affiliations with the Fund's transfer agent, fund accountant, custodian, distributor or any broker-dealers and therefore does not derive any benefits from the relationships these parties have with the Trust.

As to economies of scale and future growth of the fund, Mr Morizio, outlined a   marketing plan that includes an emphasis on marketing to fee-based financial planners to grow assets. Mr. Morizio indicated that Morningstar will be assigning a rating shortly which should help the marketing effort. It was also noted that the Advisor continues to make significant inroads in regards to getting the Adirondack Small Cap Fund on additional trading platforms.

An executive session of legal counsel and independent trustees was then held.  Following the executive session, upon motion duly made and seconded, the following resolutions were unanimously adopted by the Trustees, including the Independent Trustees:

"RESOLVED, that the Management Agreement between Adirondack Funds, on behalf of the Adirondack Small Cap Fund, and Adirondack Research and Management, Inc. be, and hereby is, renewed for an additional year."

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of May 21, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Funds

By /s/Gregory A. Roeder

*Gregory A. Roeder

President and Chief Compliance Officer

Date December 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gregory A. Roeder

*Gregory A. Roeder

President and Chief Compliance Officer

Date December 5, 2008

By /s/Matthew Reiner

*Matthew Reiner

Treasurer and Principal Financial Officer

Date December 5, 2008

* Print the name and title of each signing officer under his or her signature.